Exhibit 99.2
NPBC 8557 5378 6139 1082 111 THRD 846 609 692 97 18 COMBINED 9403 5987 6832 1179 129   Deposit data as of June 30, 2013. Non-GAAP; not reflective of purchase accounting. Note: Financial data as of March 31, 2014 unless otherwise indicated. Branch count as of June 3, 2014. Source: SNL Financial; FDIC. NPBC  (111 branches)THRD  (18 branches) NPBC-CURRENT THRD-CURRENT COMBINED INSTITUTION Market Bucks County, PA Philadelphia County, PA Burlington, Mercer and Ocean Counties, NJ Total 14 18 32 1,244,855 Branches 10 4 Total Deposits 424,149 111,906 Rank 13 25 NA 5 6 7 244,491 239,964 224,345 1.53% 0.53% 0.58% 16 16 24 15 10 7 668,640 351,870 224,345 4.18% 0.78% 0.58% 7 15 24